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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 27, 2003


                           PENWEST PHARMACEUTICALS CO.
             (Exact Name of Registrant as Specified in its Charter)


                                   Washington
                 (State or Other Jurisdiction of Incorporation)

          000-23467                                   91-1513032
    (Commission File Number)               (IRS Employer Identification No.)

    2981 Route 22, Patterson, NY                      12563-2335
(Address of Principal Executive Offices)              (Zip Code)


                                 (845) 878-3414
              (Registrant's Telephone Number, Including Area Code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On February 27, 2003, Penwest completed its sale of substantially all of the assets used in its excipient business to subsidiaries and affiliates of privately held Josef Rettenmaier Holding GmbH & Co. KG ("Rettenmaier") for $39.5 million in cash and a promissory note of $2.25 million.

      The terms of the Purchase Agreement, by and between Penwest and Rettenmaier, dated November 1, 2002, pursuant to which Penwest sold the excipient business, including the amount of consideration received by Penwest, were determined pursuant to arm's length negotiations. The terms of the sale of the excipient business were approved by Penwest's board of directors and stockholders. Such terms, including the terms on which one executive officer of Penwest will be employed by Rettenmaier, are set forth in Penwest's definitive proxy statement filed with the Securities and Exchange Commission on January 31, 2003. On February 26, 2003, Penwest and Rettenmaier entered into an amendment to the Purchase Agreement, reflecting the assignment of Rettenmaier's rights under the Purchase Agreement to certain affiliates of Rettenmaier and clarifying various other terms of the transaction.

ITEM 7. EXHIBITS

2.1   Purchase Agreement by and between Penwest Pharmaceuticals Co. and Josef
      Rettenmaier Holding GmBh & Co. KG, dated November 1, 2002, is incorporated by reference from Exhibit A to the Registrant's definitive proxy statement filed with the Securities and Exchange Commission on January 31, 2003.

2.2 Amendment to Purchase Agreement made as of February 26, 2003, by and among Penwest Pharmaceuticals Co., Josef Rettenmaier Holding GmbH & Co. KG, and the other parties named therein.

99.1  Press release dated February 27, 2003, regarding the completion of Penwest
      Pharmaceuticals Co.'s sale of its excipient business to Josef Rettenmaier
      Holding GmbH & Co. KG.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2003                   PENWEST PHARMACEUTICALS CO.
                                                 (Registrant)


                                          By:     /s/ Jennifer L. Good
                                             -----------------------------------
                                             Jennifer L. Good
                                             Senior Vice President, Finance and
                                             Chief Financial Officer
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                                INDEX TO EXHIBITS

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
EXHIBIT NO.     DESCRIPTION
-----------     -----------
2.1             Purchase Agreement by and between Penwest Pharmaceuticals Co.
                and Josef Rettenmaier Holding GmBh & Co. KG, dated November 1,
                2002, is incorporated by reference from Exhibit A to the
                Registrant's definitive proxy statement filed with the
                Securities and Exchange Commission on January 31, 2003.

2.2 Amendment to Purchase Agreement made as of February 26, 2003, by and among Penwest Pharmaceuticals Co., Josef Rettenmaier Holding
                GmbH & Co. KG, and the other parties named therein.

99.1 Press release, dated February, 2003, regarding the completion of Penwest Pharmaceuticals Co.'s sale of its excipient business to Josef Rettenmaier Holding GmbH & Co. KG.